UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 25, 2019

ZENDESK, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36456	26-4411091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1019 Market Street San Francisco, California	94103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 415.418.7506
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZEN	New York Stock Exchange

Item 2.02. Results of Operations and Financial Condition.

On July 30, 2019, Zendesk, Inc. (the “Company”) issued a press release announcing its results for the quarter ended June 30, 2019. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company also issued a letter to its shareholders announcing its financial results for the quarter ended June 30, 2019 (the “Shareholder Letter”). The full text of the Shareholder Letter is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The information in this Item 2.02 (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02. Appointment of Certain Officers.

Appointment of Officer

On July 25, 2019, the Company's Board of Directors (the “Board”) appointed Ying (“Christina”) Liu as the Company’s Chief Accounting Officer, effective July 25, 2019, to serve until her successor is duly appointed or until her earlier resignation, death or removal from office. Ms. Liu will serve as the Company’s principal accounting officer. Elena Gomez, the Company’s Chief Financial Officer, previously served as principal accounting officer and will continue to serve as principal financial officer.

There are no arrangements or understandings between Ms. Liu and any other persons pursuant to which she was appointed as Chief Accounting Officer. There are also no family relationships between Ms. Liu and the executive officers or directors of the Company, and no transactions involving the Company and Ms. Liu that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On July 30, 2019, Mikkel Svane, Chief Executive Officer of the Company, will make the graphic included with this Current Report on Form 8-K as Exhibit 99.3 available to the public. The graphic and the investor deck will also be available for viewing at the Company’s investor website, investor.zendesk.com, although the Company reserves the right to discontinue that availability at any time.

The information in this Item 7.01 (including Exhibit 99.3) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1    Press Release issued by Zendesk, Inc., dated July 30, 2019.
99.2    Letter to Shareholders, dated July 30, 2019.
99.3    July 2019 Update, dated July 30, 2019.

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by Zendesk, Inc., dated July 30, 2019.
99.2	Letter to Shareholders, dated July 30, 2019.
99.3	July 2019 Update, dated July 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Zendesk, Inc.
(Registrant)

	By:	/s/ Elena Gomez
Chief Financial Officer

July 30, 2019